UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2026

Battalion Oil Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

820 Gessner Road Suite 1100 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	BATL	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01	Entry into a Material Definitive Agreement

On March 10, 2026, Battalion Oil Corporation (the “Company”), together with a wholly owned subsidiary, entered into a Purchase and Sale Agreement (the “PSA”) with RoadRunner Resource Holding LLC (formerly Sundown Energy LP) (“Sundown”) to acquire approximately 7,090 net acres of oil and gas assets located in Ward County, Texas (the “Assets”).  The effective date of the proposed sale is March 1, 2026 (the “Effective Date”).  The transaction is expected to close on or before March 24, 2026 (the “Closing Date”).

Under the PSA, the Company agreed to issue 485,000 shares of its common stock, par value $0.0001 per share (the “Purchase Price Shares”), to Sundown as consideration for the Assets. The PSA further provides that the Purchase Price is subject to customary adjustments, by way of a cash payment from either party, including to account for certain expenses and revenues attributable to the period between the Effective Date and the Closing Date.

The issuance of the Purchase Price Shares will be made in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The shares shall constitute “restricted securities” as defined in Rule 144 under the Securities Act and will be subject to transfer limitations, including a 60-day lock-up period.

The Company and Sundown each make representations and warranties in the PSA that are customary for a transaction of this nature. The completion of the acquisition of Assets is subject to customary closing conditions and certain approvals, including by the Company’s disinterested directors.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 7.01	Regulation FD Disclosure

On March 10, 2026, the Company issued a press release to announce the acquisition of Assets described above in Item 1.01. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits. The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release issued March 10, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATTALION OIL CORPORATION

March 13, 2026	By:	/s/ Matthew B. Steele
	Name:	Matthew B. Steele
	Title:	Chief Executive Officer

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